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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2014

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (“Company”) held May 14, 2014, the Company's stockholders re-elected John F. Bergstrom, John C. Brouillard, Fiona P. Dias, Darren R. Jackson, William S. Oglesby, J. Paul Raines, Gilbert T. Ray, Carlos A. Saladrigas, O. Temple Sloan, III and Jimmie L. Wade to serve as members of the Company's Board of Directors (“Board”) until the 2015 annual meeting of stockholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
The 2014 Annual Meeting of Stockholders of the Company was held on Wednesday, May 14, 2014. The following matters were submitted to a vote by the stockholders: (1) election of ten directors to serve as members of the Board until the 2015 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company's named executive officers, (3) approval of the Company's 2014 Long-Term Incentive Plan, (4) ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2014, and (5) a non-binding advisory vote on a stockholder proposal regarding the ability of stockholders to act by written consent.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD
John F. Bergstrom	61,497,282	953,841
John C. Brouillard	62,222,498	228,625
Fiona P. Dias	62,181,107	270,016
Darren R. Jackson	61,874,738	576,385
William S. Oglesby	61,596,654	854,469
J. Paul Raines	62,069,651	381,472
Gilbert T. Ray	62,073,941	377,182
Carlos A. Saladrigas	62,198,432	252,691
O. Temple Sloan, III	61,838,281	612,842
Jimmie L. Wade	61,839,029	612,094

There were 4,418,426 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
61,119,651	1,256,486	74,986	4,418,426

The Company's 2014 Long-Term Incentive Plan was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
59,304,217	3,085,937	60,969	4,418,426

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2014. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS
66,310,363	512,140	47,046

A majority of the shares voted were cast against the non-binding advisory stockholder proposal regarding the ability of stockholders to act by written consent. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
29,237,313	33,143,268	70,542	4,418,426

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 20, 2014	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.